UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Long Island Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LONG ISLAND FINANCIAL CORP.
One Suffolk Square
1601 Veterans Memorial Highway
Islandia, New York 11749
(631) 348-0888

March 25, 2004

Fellow Stockholders:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Long Island Financial Corp. (the “Company”), to be held on Wednesday, April 28, 2004, at 3:30 p.m., Eastern Time, at the Stonebridge Country Club, Veterans Memorial Highway, Hauppauge, Long Island, New York 11788.

As described in the enclosed Proxy Statement, the election of five directors is scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of Long Island Commercial Bank (the “Bank”), the wholly owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2003, is contained in the 2003 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company’s independent auditors, will be present to respond to any questions, which stockholders may have.

The Board of Directors of the Company has determined that election of the five directors nominated is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” their election.

We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

YOUR VOTE IS IMPORTANT.    You are urged to vote either by: (i) signing, dating and promptly returning the enclosed proxy in the postage-paid envelope provided, or (ii) using the toll-free telephone voting system described on the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your proxy card or used the telephone.

We look forward to your participation at the Annual Meeting, either in person or by proxy. Your cooperation is appreciated and, on behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Very truly,

Douglas C. Manditch
President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Long Island Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Long Island Financial Corp. (the “Company”), will be held at the Stonebridge Country Club, Veterans Memorial Highway, Hauppauge, Long Island, New York 11788 on Wednesday, April 28, 2004, at 3:30 p.m. (Eastern Time).

A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

1.	To elect five directors for terms of three years, each; and

2.	Such other matters as may properly come before the Annual Meeting, and at any adjournments thereof.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the common stock of the Company as of that time and date will be entitled to receive notice of and to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at One Suffolk Square, 1601 Veterans Memorial Highway, Islandia, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

By Order of the Board of Directors

Carmelo C. Vizzini
Vice President and Secretary

March 25, 2004

IMPORTANT — PLEASE MAIL OR PHONE IN YOUR PROXY
PROMPTLY, WHETHER YOU PLAN
TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT

LONG ISLAND FINANCIAL CORP.
ONE SUFFOLK SQUARE
1601 VETERANS MEMORIAL HIGHWAY
ISLANDIA, NEW YORK 11749

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
To be held April 28, 2004

GENERAL INFORMATION

This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the “Stockholders”) of Long Island Financial Corp. (the “Company”), by the Board of Directors of the Company in the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Wednesday, April 28, 2004, at 3:30 p.m. (Eastern Time) at the Stonebridge Country Club, Veterans Memorial Highway, Hauppauge, Long Island, New York 11788, and at any adjournments thereof. The 2003 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2003, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 25, 2004.

Solicitation and Voting of Proxies

This proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Annual Meeting and is not revoked prior to or at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The solicitation of proxies will be made by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. In order to solicit proxies, the Company will request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries and will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercising the authority conferred thereby, either by written notice received by the Company or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. Such written notice should be mailed to Carmelo C. Vizzini, Secretary, Long Island Financial Corp., One Suffolk Square, 1601 Veterans Memorial Highway, Islandia, New York 11749. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Securities and Record Date

The Board of Directors has fixed the close of business on March 1, 2004, as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote at the Annual Meeting 1,500,130 shares, par value $.01 per share, of the Company’s common stock (“Common Stock”). The Common Stock is the only authorized and issued class of stock. Each of the outstanding shares of the Common Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted upon. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

A stockholder may, using the proxy card being provided by the Board of Directors, with respect to the election of directors: (i) vote for the election of all five nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any nominee by so indicating in the appropriate space on the proxy. Under Delaware Law and the Certificate of Incorporation, directors are elected by a plurality of the votes cast by Stockholders holding shares of Common Stock entitled to vote for the election of directors. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Corporate Governance

The Company has established a Nominating Committee and periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of that periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

A copy of the Code of Ethics and Business Conduct will be furnished without charge to stockholders of record upon written request to Carmelo C. Vizzini, Vice President and Secretary, Long Island Financial Corp., One Suffolk Square, 1601 Veterans Memorial Highway, Islandia, New York 11749.

Security Ownership of Certain Beneficial Owners

Persons and groups owning in excess of five percent of the Company’s Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission (“SEC”), in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company’s outstanding Common Stock as of March 1, 2004.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common Stock	Frank J. Esposito One Suffolk Square 1601 Veterans Memorial Hwy Islandia, NY 11749	124,286	(1)(2)	8.28%

Common Stock	Jeffrey L. Gendell Tontine Financial Partners, LP Tontine Management, LLC 237 Park Avenue, Ste. 900 New York, N.Y. 10017	105,100	(3)	7.30%

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common Stock	Frank DiFazio DiFazio Electric 711 Grand Boulevard Deer Park, NY 11729	102,324	(4)	7.11%

Common Stock	Harvey Auerbach One Suffolk Square 1601 Veterans Memorial Hwy Islandia, NY 11749	89,844	(5)(6)	5.96%

(1)	The information furnished is derived from a Schedule 13D filed by Frank J. Esposito on June 21, 2001, and Forms 4 subsequently filed by Mr. Esposito.
(2)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 140 shares granted on January 23, 2001; presently exercisable options to purchase 140 shares granted on January 23, 2002; presently exercisable options to purchase 500 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(3)	The information furnished is derived from a Schedule 13D filed by Jeffrey Gendell on February 4, 2003.
(4)	The information furnished is derived from a Schedule 13D filed by Frank DiFazio on June 21, 2001.
(5)	The information furnished is derived from a Schedule 13D filed by Harvey Auerbach on June 21, 2001, and Forms 4 subsequently filed by Mr. Auerbach.
(6)	Includes presently exercisable options to purchase 4,900 and 700 shares of Common Stock granted on January 28, 1999 and January 26, 2000, respectively; presently exercisable options to purchase 560 shares granted on January 26, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

The Board of Directors consists of directors and is divided into three classes. Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the “Bank”). Directors are elected for classified terms of three years, each, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified.

The names of the five nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of March 1, 2004. Each of the nominees identified below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned or phoned in, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless Stockholders instruct otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

The following table sets forth, as of March 1, 2004, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which the term of the director expires. All executive officers of the Company and the Bank are elected to serve one-year terms. Mr. DiFazio was nominated to the Board in 2004 to fill the vacancy resulting from the untimely death of Chairman Perry B. Duryea. Mr. McAteer was elected to the Board in 2003 to fill the unexpired term resulting from the retirement of Roy M. Kern, Sr. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned, as of March 1, 2004, by each nominee and director and by the nominee and all directors and executive officers as a group.

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned		Ownership as a Percent of Class

NOMINEES

Donald Del Duca (69)	Since 1989 Expires 2004	Owner and Manager of Lumbia Associates, a real estate company located in Islip, New York.	52,008	(1)	3.45%

Frank DiFazio (70)	Nominee	President and Chief Executive Officer DiFazio Electric, Inc.	102,324		7.11%

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned		Ownership as a Percent of Class

Gordon A. Lenz (67)	Since 1990 Expires 2004	Chief Executive Officer of New York State Business Group/Conference Associates, Inc., an insurance brokerage firm specializing in providing health care benefits, located in East Patchogue, New York.	37,747	(2)	2.51%

Thomas F. Roberts, III (64)	Since 1989 Expires 2004	President of Thomas F. Roberts Associates, Inc., and Executive Vice President of Tri-State Appraisal Group, located in Babylon, New York.	12,903	(1)	*

Alfred Romito (65)	Since 1989 Expires 2004	President of East Islip Lumber Company, Inc., located in East Islip, New York.	53,035	(3)	3.53%

DIRECTORS CONTINUING IN OFFICE

Harvey Auerbach (77)	Since 1989 Expires 2005	Chairman of the Board of the Bank and the Company, President of Brookwood Communities, Inc., a real estate development and management company, located in Coram, New York.	89,844	(1)	5.96%

John L. Ciarelli, Esq. (57)	Since 1989 Expires 2006	Partner in the law firm of Ciarelli & Dempsey located in Riverhead, New York.	11,325	(1)	*

Frank J. Esposito (68)	Since 1989 Expires 2005	Principal Director of Trio Leasing and Development Company, Inc., which owns and manages commercial and industrial real estate.	124,286	(4)	8.28%

Waldemar Fernandez (55)	Since 1989 Expires 2006	Owner of Summa Funding Corp., a venture capital firm.	20,572	(5)	1.36%

Douglas C. Manditch (56)	Since 1989 Expires 2005	President and Chief Executive Officer of the Bank and Company who joined the Bank in 1987, then in formation.	55,841	(1)(6)	3.64%

John R. McAteer (58)	Since 2003 Expires 2005	Partner, Holtz Rubenstein & Co., LLP	167	(7)	*

Werner S. Neuburger (67)	Since 1990 Expires 2006	Retired Chief Executive Officer, multi-store retail chain.	17,747	(8)	1.18%

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned		Ownership as a Percent of Class

John C. Tsunis, Esq. (53)	Since 1990 Expires 2006	Partner in the law firm of Tsunis, Gasparis & Dragotta, LLP, with offices in Hauppauge, New York and Principal of Long Island Hotels, LLC, a hotel development and management company.	42,079	(9)	2.80%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Thomas Buonaiuto (38)		Vice President and Treasurer of the Company; Executive Vice President and Chief Financial Officer of the Bank.	26,033	(10)	1.72%

Carmelo C. Vizzini (58)		Vice President and Secretary of the Company; Executive Vice President and Chief Lending Officer of the Bank.	22,066	(10)	1.46%

All Directors, Nominees and Executive Officers as a group (15 persons)			667,977	(1-10)	41.34%

*	Indicates less than 1%.
(1)	Includes presently exercisable options to purchase 4,900 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 700 shares granted on January 26, 2000; presently exercisable options to purchase 560 shares granted on January 23, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(2)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 140 shares granted on January 23, 2001; presently exercisable options to purchase 140 shares granted on January 23, 2002; presently exercisable options to purchase 500 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(3)	Includes presently exercisable options to purchase 560 shares of Common Stock granted on January 23, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(4)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 140 shares granted on January 23, 2001; presently exercisable options to purchase 140 shares granted on January 23, 2002; presently exercisable options to purchase 500 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(5)	Includes presently exercisable options to purchase 4,700 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 700 shares granted on January 26, 2000; presently exercisable options to purchase 560 shares granted on January 23, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(6)	Includes presently exercisable options to purchase 17,150 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 2,450 shares granted on January 26, 2000; presently exercisable options to purchase 1,960 shares granted on January 23, 2001; presently exercisable options to purchase 1,470 shares granted on January 23, 2002; presently exercisable options to purchase 3,000 shares granted on January 29, 2003; and presently exercisable options to purchase 500 shares granted on February 4, 2004.
(7)	Includes presently exercisable options to purchase 167 shares of Common Stock granted on February 4, 2004.
(8)	Includes presently exercisable options to purchase 2,187 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 140 shares granted on January 26, 2000; presently exercisable options to purchase 560 shares granted on January 23, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.
(9)	Includes presently exercisable options to purchase 700 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 560 shares granted on January 23, 2001; presently exercisable options to purchase 420 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; and presently exercisable options to purchase 167 shares granted on February 4, 2004.

(10)	Includes presently exercisable options to purchase 9,800 and 9,800 shares of Common Stock granted on January 28, 1999, to Messrs. Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 1,400 and 1,400 shares of Common Stock granted on January 26, 2000, to Messrs. Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 1,120 and 1,120 shares of Common Stock granted on January 23, 2001, to Messrs. Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 840 and 840 shares of Common Stock granted on January 23, 2002, to Messrs. Buonaiuto and Vizzini, respectively; and presently exercisable options to purchase 2,000 and 2,000 shares granted on January 29, 2003; and to Messrs. Buonaiuto and Vizzini, respectively, presently exercisable options to purchase 333 and 333 shares granted on February 4, 2004.
(a)	Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each. All of the current executive officers of the Bank have been employed by the Bank for at least five years.

Meetings of the Board of Directors and Committees of the Board of the Company and the Bank

The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2003. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company’s board meetings held and committee meetings on which such director served during fiscal 2003. During 2003, the Board of Directors of the Company maintained committees, the nature and composition of which are described below:

The Executive Committee of the Company consisted of Messrs. Duryea (Chairman), Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Executive Committee met 13 times in 2003.

During 2003, the Company did not have a separate nominating committee, and the functions of a nominating committee were carried out by the Executive Committee. In that capacity, the Executive Committee had the authority to (a) nominate candidates for election to the Board of Directors; (b) review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6(c)(ii) of Article I of the Bylaws and (c) recommend to the whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the next annual meeting of stockholders. While the committee would consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. NASDAQ has adopted listing standards, which require that a member of a nomination committee of a listed company meet certain criteria to qualify as an independent director. In 2003, all the members of the Executive Committee did not meet the criteria necessary to qualify as independent directors. Compliance with that standard will be required of the Company by the upcoming annual meeting of stockholders. In connection with the reorganization of the Board of Directors following the annual meeting of stockholders, the Board intends to establish a Nominations Committee, to adopt a charter for that Committee and to appoint only independent directors to that Committee. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company’s Bylaws. See “Advance Notice of Business to be conducted at an Annual Meeting.”

The Audit Committee. During 2003, the Company established a separately designated, standing Audit Committee consisting of six outside Directors of the Company, each of whom is an independent director as independence is defined in the listing standards of the NASDAQ. Effective January 1, 2004, the Board elected John R. McAteer a director of the Company and a member of the Audit Committee. The Board has determined that Mr. McAteer is an Audit Committee Financial Expert, as that term is used in Item 401 (h) of Regulation S-K of the Securities and Exchange Commission. The Audit Committee selects and engages the independent auditors, meets with and administers the engagement of the independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held four meetings in fiscal 2003. For further information, with respect to the Audit Committee and its members, please see the Report of the Audit Committee, infra.

The Loan Committee of the Bank consisted of Messrs. Auerbach, (Chairman), Del Duca, Duryea, Esposito, Kern, Manditch, Neuburger, Roberts, Romito, Tsunis and Vizzini. The Loan Committee is authorized to approve all unsecured loans in excess of $250,000. In addition, the Loan Committee ratifies all loans in excess of $50,000 and reviews and approves all lending authority. The Committee met 14 times in 2003.

The Compensation Committee of the Company was established in 2002. Prior to 2002, its responsibilities were carried out by the Executive Committee. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. In connection with the reorganization of the Board of Directors following the annual meeting of stockholders, the Board intends to establish a Compensation Committee, to adopt a charter for that Committee and to appoint only independent directors to that Committee.

The following report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company’s Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for those executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs when necessary. In fulfillment of the disclosure requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement.

The Company has no employees other than Bank employees who perform services for the Company without additional compensation. The 2003 Compensation Committee is responsible for the 2004 Compensation Committee Report on Executive Compensation. The Compensation Committee evaluated the performance of each named executive officer of the Company, and the Bank, and determined the compensation of all executives.

Compensation Policies. The Company’s executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of those objectives, the Company and the Bank maintain a compensation program for executive officers, which consists of a base salary and cash bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive’s level of responsibility. The Committee met two times to discuss executive compensation. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily on Long Island. The committee has approved a formula for salary increases for executive officers aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

Compensation of the Chief Executive Officer.    The Compensation Committee believes that Mr. Manditch’s compensation is appropriate based upon the Bank’s compensation policy, Mr. Manditch’s performance in managing the Company, the Company’s performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank’s operations in comparison to peer institutions.

Compensation Committee of the Company

Werner S. Neuburger (Chairman)
Harvey Auerbach
John L. Ciarelli, Esq.
Waldemar Fernandez
Roy M. Kern, Sr.
Gordon Lenz

Interlocks Compensation Committee and Insider Participation.    No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. None of the members of the Company’s Compensation Committee is an officer or employee of the Company.

Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and SNL Index of Banks with $250 million to $500 million in assets for the period beginning on December 31, 1998, and ending on December 31, 2003.

Long Island Financial Corp.

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Long Island Financial Corp.	100.00	92.84	123.69	148.44	207.86	292.48
NASDAQ — Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL $250M-$500M Bank Index	100.00	93.03	89.58	127.27	164.11	237.11

Directors’ Compensation

In 2003, each Director of the Bank received compensation of an annual retainer of $6,000 plus $500 for each Board meeting attended. Directors are paid $450 for attendance at Executive Committee meetings, $300 for attendance at Loan Committee meetings and $250 for each other committee meeting attended. In addition to such fees, in 2003 the Chairman of the Board received an annual retainer of $18,000. Since the formation of the Company, the directors have been compensated for their services by the Bank and have not received additional remuneration from the Company.

In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company pays into a deferral account annually an amount equal to a portion of each director’s annual fees. The amount paid into each deferral account is determined by multiplying the annual fees paid to the individual director during the plan year by a factor determined by the return on equity, as adjusted, of the Company established as of December 31 of each plan year. For the year ended December 31, 2003, the factor for a director was 25.0% of the fees paid to the Director, based upon the return on equity, as adjusted, of the Company of 13.433%. The Company’s Board of Directors has reserved the right to change annually the method of computation of the factors for the Directors and for the executive officers. The amount determined for each Director is credited to the deferral account of the Director on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of a Director, the Director is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

On March 1 of each year, the deferral account of each Director is also credited with interest on the individual’s deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

During 2003, directors had the following amounts credited to their deferral accounts: Messrs. Duryea, $11,295; Auerbach, $5,535; Ciarelli, $3,600; Del Duca, $5,385; Esposito, $5,310; Fernandez, $3,225; Kern, $4,860; Lenz, $4,425; Manditch, $2,700; Neuburger, $4,590; Roberts, $3,885; Romito, $5,535; and Tsunis, $5,460. During 2003, directors had the following interest credited to their deferral accounts: Messrs. Duryea, $7,493; Auerbach, $3,199; Ciarelli, $2,102; Del Duca, $3,079; Esposito, $3,157; Fernandez, $1,384; Kern, $3,076; Lenz, $2,505; Manditch, $1,819; Neuburger, $2,827; Roberts, $2,564; Romito, $3,250; and Tsunis, $3,368.

Executive Compensation

The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 2001, 2002 and 2003 to the chief executive officer and to each executive officer of the Company whose aggregate direct compensation exceeded $100,000 for such year. Since the formation of the Company, the executive officers have been compensated for their services by the Bank and have not received additional remuneration from the Company.

		Annual Compensation				Long Term Compensation Awards
Name & Principal Position	Year	Salary (1)(2)(3)	Bonus (4)	Other Annual Compensation (5)	All Other Compensation (6)(7)	Stock Option Awards

Douglas C. Manditch	2003	$299,299	$54,747	$12,000	$12,000	10,000
President and Chief	2002	$289,447	$49,350	$9,000	$9,880	3,150
Executive Officer	2001	$260,905	—	$9,000	$9,880	3,150

Thomas Buonaiuto	2003	$180,015	$29,672	—	$12,000	5,000
Vice President and	2002	$177,451	$26,543	—	$10,294	1,400
Treasurer	2001	$151,910	—	—	$9,024	1,400

Carmelo C. Vizzini	2003	$166,232	$26,967	—	$12,000	5,000
Vice President and	2002	$159,454	$24,123	—	$9,880	1,400
Secretary	2001	$143,054	—	—	$9,880	1,400

(1)	For 2001, 2002 and 2003 there were no (a) perquisites over the lesser $50,000 or 10% of the individuals total salary for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payment of earnings with respect to long term incentive plans prior to settlement; (d) preferential discounts on stock; (e) tax payment reimbursements.
(2)	Includes amount, if any, deferred under the Bank’s 401(k) Plan pursuant to Section 401(k) of the Internal Revenue Code.

(3)	Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles. Includes the personal use portion of the cost as associated with those automobiles.
(4)	The amount shown reflects bonus earned in the fiscal year shown but paid in the following year.
(5)	Directors Fees.
(6)	The amounts shown for 2001, 2002 and 2003 represent the Bank’s matching contributions to the 401(k) Plan.
(7)	The Bank maintains contributory and non-contributory medical, dental, life and disability plans covering all officers and employees.

In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company pays into a deferral account annually an amount equal to a portion of each executive officer’s annual compensation. The amount paid into each deferral account is determined by multiplying the annual compensation paid to the executive officer during the plan year by a factor determined by the return on equity of the Company, established as of December 31 of each plan year. For the year ended December 31, 2003, the factor for an executive officer was 10.0% of the annual compensation paid to the executive officer, based upon the return on equity, as adjusted, of the Company of 13.433%. The Company’s Board of Directors has reserved the right to change the method of computation of the factors for the Directors and for the executive officers. The amount calculated is credited to the deferral account of the executive officer on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of an executive officer, the executive officer is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

On March 1 of each year, the deferral account of each executive officer is also credited with interest on the individual’s deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

During 2003, executive officers had the following amounts credited to their deferral accounts: Messrs. Manditch, $34,200; Buonaiuto, $20,796; Vizzini, $18,900. During 2003, executive officers had the following interest credited to their deferral accounts: Messrs. Manditch, $21,759; Buonaiuto, $12,381; Vizzini, $11,813.

The Bank entered into change of control agreements with Messrs. Manditch, Buonaiuto and Vizzini (each, the “Executive”) in 2001. The agreements provide, that if, following a change in control of the Bank, the Executive’s employment with the Bank is terminated involuntarily or, under certain circumstances set forth in the agreement, voluntarily, the Executive is entitled to receive a change in control benefit payment based upon his base salary. The benefit payment is three times base salary for Mr. Manditch and two and one-half times base salary for Messrs. Buonaiuto and Vizzini, in each case grossed up for excise taxes.

Benefits

The Bank’s officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

401K Plan.    The Bank maintains a 401 (k) Plan, which covers all full-time employees. Employees may contribute up to $12,000 of their eligible annual gross compensation. Employee contributions are matched, to a maximum of six percent of an employee’s annual gross compensation, by Bank contributions. Employees are fully vested in their own contributions and vested in the Bank’s matching contributions at a percentage basis, based on the years of service.

Stock Option Plan.    At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the “Stock Option Plan”). The Stock Option Plan authorizes the granting of options to purchase 330,000 shares of Common Stock of the Company. All officers and employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. In 2003, options to purchase 2,500 shares of Common stock at an exercise price of $25.00 per share were granted to each director of the Company. The 2003 option grants vest 20% immediately and 20% ratably over the next four years.

The following table provides information on options granted to the named Executive Officers in year 2003.

Option Grants in Year 2003

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees	Exercise Price	Expiration Date

Douglas C. Manditch President & Chief Executive Officer	10,000	15.9	$25.00	01-29-13

Thomas Buonaiuto Vice President & Treasurer	5,000	8.0	$25.00	01-29-13

Carmelo C. Vizzini Vice President & Secretary	5,000	8.0	$25.00	01-29-13

(1)	Mr. Manditch received 2,500 of the 10,000 options in his capacity as a director of the Company.

The following table provides information concerning options held by the named Executive Officers at the end of year 2003. The named Executive Officers did not exercise any options in year 2003.

Aggregated Year-End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Douglas C. Manditch President and Chief Executive Officer	29,720	11,780	$506,558	$103,393

Thomas Buonaiuto Vice President and Treasurer	13,320	5,680	$225,748	$48,397

Carmelo C. Vizzini Vice President and Secretary	13,320	5,680	$225,748	$48,397

(1)	Based on the estimated market value of the underlying stock at December 31, 2003, minus the exercise price.

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee reviews the independence of the auditors and their annual audit. As presently constituted, the Audit Committee is comprised of six directors, each of whom is independent under NASDAQ’s current listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended in 2004. A copy of the Amended Charter of the Audit Committee is attached, as Appendix A to this proxy statement.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial state-

ments in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant’s independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy and procedure to require the Audit Committee’s pre-approval before the independent auditor is engaged to render any audit or non-audit service to the Company.

Complaints

The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons seeking to utilize those procedures or to comment on such matters should telephone 866-292-1954.

Audit Committee of the Company

Thomas F. Roberts, III (Chairman)
John L. Ciarelli, Esq.
Waldemar Fernandez
Gordon A. Lenz
Werner S. Neuburger
John C. Tsunis, Esq.

Compliance with Section 16 of the Exchange Act

Section 16(a) of the Securities and Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers and directors were met during 2003, except for Mr. Manditch. As a result of administrative errors, Mr. Manditch reported the purchase of 50 shares made on December 1, 2003, on December 5, 2003. The Company is unaware of any person owning ten percent or more of its securities.

Transactions with Certain Related Persons

Federal regulations require that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

Applicable New York law imposes conditions and limitations on a commercial bank’s loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not affect loans to stockholders owning 10% or more of the commercial bank’s stock. Loans to an executive officer, other than loans for the education of the officer’s children and certain loans secured by the officer’s residence, may not exceed the lesser of (a) $100,000 or (b) the greater of $25,000 or 2.5% of the bank’s capital stock, surplus fund and undivided profits.

From time to time, the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2003, such loans totaled approximately $4.2 million.

The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm.

Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Premiums paid to Mr. Lenz’s company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

INDEPENDENT AUDITORS

The independent public accounting firm of KPMG LLP has acted as the Company’s independent auditors for 2003, and it is anticipated that the same firm will be selected to perform the same duties for the current year for the Company. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

The following table discloses the aggregate fees billed to the Company by KPMG LLP for the 2002 and 2003 fiscal years:

	2002	2003
Audit fees	$118,500	$125,000
Audit related fees	$—	$6,500
Tax fees	$47,875	$65,000
All other fees	$—	$—

ADDITIONAL INFORMATION

Stockholder Proposals

To be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 26, 2004. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

Stockholder Communication

The Board of Directors has developed the following procedure for stockholders to send communications to the Board of Directors or to individual members of the Board. All communications from stockholders should be sent to Long Island Financial Corp., One Suffolk Square, 1601 Veterans Memorial Highway, Islandia, New York 11749.

Communications regarding financial or accounting policies should be made to the attention of Thomas F. Roberts, III, Chairman of the Audit Committee. Other communications to the Board of Directors should be made to the attention of Carmelo C. Vizzini, Vice President and Secretary of the Company. Communications to individual members of the Board should also be sent directly to the individual director at the Company’s address.

All communications sent to the Chairman of the Audit Committee and those sent to an individual director will go directly to such individuals and will not be screened or reviewed by Company or Bank personnel. Any communication sent to the Board to the attention of Mr. Vizzini will be reviewed by him to ensure that the communication relates to the business of the Company before being reviewed by the Board of Directors.

Advance Notice of Business to be conducted at an Annual Meeting

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal, which does not meet all of the requirements for inclusion, established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

A copy of the Form 10-K (without exhibits) for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Long Island Financial Corp., Carmelo C. Vizzini, Vice President and Secretary, One Suffolk Square, 1601 Veterans Memorial Highway, Islandia, New York 11749.

Date: March 25, 2004

By Order of the Board of Directors

Carmelo C. Vizzini
Vice President and Secretary

Appendix A

LONG ISLAND FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

Mission Statement

The mission of the Audit Committee (the “Audit Committee”) of Long Island Financial Corp. (the “Company”) is to assist the Board of Directors of the Company (the “Board”) in overseeing all material aspects of financial reporting, internal control, and audit functions, placing particular emphasis on the qualitative aspects of financial reporting, on compliance with applicable legal, ethical, and regulatory requirements, on ensuring the objectivity and clarity of the financial statements and on evaluating the risks inherent in the operations of the Company. To carry out its mission, the committee must maintain strong, positive working relationships with management, with independent and internal auditors, counsel, and other Audit Committee advisors.

Organization

The Audit Committee will be comprised of three or more directors as determined annually by the Board, each of whom shall satisfy the definition of independent director for Audit Committee members as defined in the qualitative listing requirements for the NASDAQ Stock Market, and applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at the time of appointment. They must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

Functions

The primary functions of the Audit Committee are: to be directly responsible for the appointment, compensation and oversight of the Company’s independent accountants; to review and be responsible for the integrity of the financial reports and other financial information to be provided by the Company to any governmental body or to the public, including any certification, report, opinion or review performed by the Company’s independent accountants; to assure the Company’s compliance with legal and regulatory requirements; to determine the independent accountant’s qualifications and independence; to provide for the performance of the Company’s internal audit functions; to review the system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; to oversee the Company’s auditing, accounting and financial reporting processes generally; and to provide for the preparation of information required by the rules of the Securities and Exchange Commission to be included in the Company’s annual reports and proxy statements.

Responsibilities

In carrying out its responsibilities, the Audit Committee recognizes that its policies and procedures must be flexible in order to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with applicable requirements and of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor, the internal auditors and the Board.

2.	Meet with the independent auditors and management at least quarterly to review the Company’s financial statements. At any meeting attended by management and the independent auditors or by regulatory examiners, management will be excused from a portion of the meeting to permit the Audit Committee to meet in closed session with the auditors or examiners. At any meeting, a majority of the members of the Audit Committee shall constitute a quorum.

3.	Keep written minutes for all meetings.

4.	Review with the independent auditor and internal auditors the work to be performed by each to assure completeness of coverage, the reduction of redundant efforts and the effective use of audit resources.

5.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor or the internal auditors and ensures that items of concern are discussed with management. From those discussions, assess and report to the Board regarding how the findings should be addressed.

6.	Review recommendations from the independent auditor and internal auditors regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

7.	Following each meeting of the Audit Committee, the chairman of the committee will submit a report to the Board including any recommendations that the Committee deems appropriate.

8.	Ensure that the independent auditor discusses with the Audit Committee its judgment about the quality of the Company’s accounting principles as applied in the financial statements. The discussion should include such issues as the clarity of the financial disclosures of the Company and the auditor’s judgment as to the degree of aggressiveness or conservatism of the accounting principles and underlying estimates of the Company and other significant decisions made by management in preparing the financial disclosures.

9.	Review the audited annual financial statements of the Company and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

10.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

11.	Review with management, the independent auditor, the internal auditors and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

12.	Review with management and the independent auditor all interim financial reports to be filed pursuant to the Securities Exchange Act of 1934.

13.	Generally discuss earnings releases and financial information as well as earnings guidance provided to analysts and rating agencies.

14.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for the compensation and oversight of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work, and be responsible for the resolution of disagreements between management and the auditor regarding financial reporting. Each registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work shall report directly to the Audit Committee. The Audit Committee shall be responsible for confirming the independence of the independent auditor and shall require the independent auditor to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably bear on the auditor’s ability to perform the audit independently and objectively.

15.	Review the performance of the independent auditor.

16.	Review the activities, organizational structure and qualifications of the internal auditors. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditors.

17.	Be authorized to retain independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit

Committee shall be provided appropriate funding, as determined by the Audit Committee, for the payment of accountants and advisors.

18.	Establish procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.	Approve, in advance, all permissible audit and non-audit services to be provided by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit service to the Company that is prohibited by law or regulation.

20.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

In addition to the responsibilities identified above, the Audit Committee will review this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose statement to stockholders in each annual proxy whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will provide a copy of the Charter either in the annual report to shareholders or as an appendix to the proxy statement unless a copy has been provided within the past three years.

Adopted February 25, 2004.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.	Election of Directors duly nominated Class of 2007.
FOR All nominees listed to the right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all listed to the right ☐

01 Donald DelDuca, 02 Frank DiFazio, 03 Gordon A. Lenz,
04 Thomas F. Roberts III, 05 Alfred Romito

Vote FOR all nominees except WITHHOLD AUTHORITY
for any nominee whose name is written on the space
below.

     The proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees. If any other business is presented at the Annual Meeting, this proxy will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Meeting and Proxy Statement dated March 25, 2004, and a copy of the Long Island Financial Corp. Annual Report.

Signature	Signature	Date
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.
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Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Telephone voting is available through 11:59 PM Eastern Time
the day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

LONG ISLAND FINANCIAL CORP.

PROXY

The undersigned hereby appoints William C. Morrell, Esq., with full power of substitution, as the true and lawful attorney and proxy for the undersigned, to appear and vote all the shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on April 28, 2004, at 3:30 p.m., Eastern Time, at the Stonebridge Country Club, Veterans Memorial Highway, Hauppauge, Long Island, New York 11788 and at any and all adjournments thereof, as follows:

This Proxy is solicited by the Board of Directors of the Company.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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